Exhibit 99.2

Energy Transfer Equity, L.P. Acquisition of Southern Union Company Investor Presentation - July 5, 2011

Legal Disclaimer This presentation may contain statements about future events, outlook and expectations of Energy Transfer Equity, L.P. (ETE), Energy Transfer Partners, L.P. (ETP), Regency Energy Partners LP (RGNC), and Southern Union Company (SUG) (collectively, the "Companies"), all of which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside the Companies' control, and which could cause the actual results, performance or achievements of the Companies to be materially different. Among those is the risk that conditions to closing the transaction are not met or that the anticipated benefits from the proposed transaction cannot be realized. While the Companies believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our businesses. These risks and uncertainties are discussed in more detail in the filings made by the Companies with the Securities and Exchange Commission, copies of which are available to the public. The Companies expressly disclaim any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. All references in this presentation to capacity of a pipeline, processing plant or storage facility relate to maximum capacity under normal operating conditions and, with respect to pipeline transportation capacity, are subject to multiple factors (including natural gas injections and withdrawals at various delivery points along the pipeline and the utilization of compression) which may reduce the throughput capacity from specified capacity levels. Additional Information In connection with the transaction, ETE and SUG will file a joint proxy statement / prospectus and other documents with the SEC. Investors and security holders are urged to carefully read the definitive joint proxy statement / prospectus when it becomes available because it will contain important information regarding ETE, SUG and the transaction. A definitive joint proxy statement / prospectus will be sent to stockholders of SUG seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement / prospectus (when available) and other documents filed by ETE and SUG with the SEC at the SEC's website, www.sec.gov. The definitive joint proxy statement / prospectus (when available) and such other documents relating to ETE may also be obtained free of charge by directing a request to Energy Transfer Equity, L.P., Attn: Investor Relations, 3738 Oak Lawn Avenue, Dallas, Texas 75219, or from ETE's website, www.energytransfer.com. The definitive joint proxy statement / prospectus (when available) and such other documents relating to SUG may also be obtained free of charge by directing a request to Southern Union Company, Attn: Investor Relations, 5444 Westheimer Road, Houston, Texas 77056, or from SUG's website, www.sug.com. ETE, SUG and their respective directors and executive officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the persons who may be "participants" in the solicitation will be set forth in the joint proxy statement / prospectus when it becomes available.

Revised Transaction Overview ETE and SUG have entered into a revised Merger Agreement, unanimously adopted by the Boards of Directors of both companies SUG shareholders can elect $40.00 in cash or 0.903 ETE common units per SUG common share Transaction value well in excess of $40.00 per SUG share Election subject to proration so that aggregate consideration will be a maximum of 60% cash or up to a maximum of 50% ETE common units Simplified transaction structure modified to provide certainty of value Based on ETE's 2-day volume-weighted average price, the implied value of the stock component is $40.50 per SUG share Represents more than a 42% premium to the closing price of SUG common stock on June 15, 2011 Significant upside participation through ownership in ETE common units Recent ~12% increase in distributions not reflected in ETE unit price because of SUG transaction uncertainty SUG shareholders defer taxes for portion of consideration received in ETE common units Transaction structure maintains credit profile benefit from prior transaction for enlarged Energy Transfer family Committed acquisition financing to fund cash consideration ETE and ETP have agreed to the pre-arranged drop-down of Southern Union's 50% interest in Citrus Corp., the owner of Florida Gas Transmission Company, LLC, to ETP for $1.9 billion in cash No antitrust concerns based on "hell or high water" commitment Holders of 14% of SUG's common shares have signed support agreements and agreed to pre-elect ETE common unit consideration Transaction on track for 1Q 2012 closing

More value for SUG shareholders ETE WMB ETE's Merger Agreement provides superior value and certainty to SUG shareholders relative to WMB's proposal Premium to Unaffected Share Price Material Upside Potential Ability to Defer Taxes Diligence Financing Antitrust Issues $40 cash / 0.903 ETE units More than 42% Yes Yes Done Committed $39 38% No No - Fully taxable Ongoing ? Likely ETE believes its revised proposal is superior to the offer from Williams ("WMB") for many reasons Higher premium with potential for continued upside to SUG shareholders More tax efficient structure for SUG shareholders who receive ETE common units No financing or regulatory issues None Offer Timing to Close ? On track for 1Q 2012

Attractive, immediate and long-term accretion to ETE's distributable cash flow Strong commercial and operational fit with existing natural gas and natural gas liquids operations Attractive, complementary assets aligned with ETE's growth strategy Provides larger, more competitive interstate and midstream platform with significantly enhanced and expanded geographic diversity Adds significant demand-side market-centric pipelines to Energy Transfer's asset portfolio Additional organic growth opportunities in strategic geographical locations across the United States Significantly increases fee-based revenues from long-term contracts with strong credit quality customers Ability to realize immediate meaningful operational and commercial synergies Diversifies ETE's cash flow profile, resulting in a significant portion of pro forma cash flow sourced from large scale, regulated and investment grade operations Potential for additional asset "drop-downs" or asset sales over time will further enhance value Strategic Rationale for ETE Unitholders

Attractive, immediate financial impact for SUG shareholders More than a 42% premium to the unaffected closing price on June 15, 2011 Flexibility for shareholders to elect cash or ETE common units Up to 50% ETE common unit election provides opportunity for significant upside to SUG shareholders based on SUG shareholders' individual investment objectives Ability to defer tax for SUG shareholders receiving ETE common units Increase in annualized dividend yield from 2% to 5.6%(1) Tax characteristics of ETE distributions are more advantageous than SUG dividends Transaction certainty for SUG shareholders Committed financing in place No antitrust concerns expected Enhanced long-term position as this transaction combines SUG's attractive end-user position in major energy-consuming markets with Energy Transfer's unique asset footprint proximate to major natural gas producing basins Benefits to SUG Shareholders Provides superior transaction value including a significant cash component, highly compelling equity participation and certainty to close (1) Based on annualized quarterly distribution announced on 6/30/2011 of $0.625 per unit and the closing unit price of $44.68 as of 7/1/2011.

Consideration Mechanism SUG shareholder election on a per share basis $40.00 of cash per SUG common share 0.903 ETE common units per SUG common share Subject to proration if >60% of the SUG shareholders on a per share basis elect to receive cash Not more than 60% of the total consideration to be in cash Committed pre-election of ETE common units means that more cash available for other holders (70% cash / 30% units) Each SUG shareholder may elect to receive $40.00 cash or 0.903 ETE common units on a per share basis Total mix of consideration dependent upon election of SUG shareholders Shareholder election Outcome dependent upon aggregate election of SUG shareholders Subject to proration if >50% of the SUG shareholders on a per share basis elect to receive ETE common units Not less than 50% of the total consideration to be in cash Committed pre-election is subject to proration if more holders want highly attractive ETE common units A compelling proposition for all SUG shareholders

ETE and ETP have negotiated the pre-arranged drop-down of SUG's 50% interest in Citrus Corp., the owner of Florida Gas Transmission Company, LLC, into ETP for $1.9 billion in cash Florida Gas Transmission Company, LLC is a 5,500 mile interstate pipeline with a throughput capacity of 3.2 Bcf/d Upon closing of this drop-down transaction, ETP will be the operator and El Paso Corporation will own the remaining 50% interest Transaction is expected to close concurrently with or shortly after the ETE / SUG closing and is expected to be accretive to ETP Transaction will provide multiple strategic advantages to ETP Citrus is a premier pipeline providing access to the strong Florida market Expands ETP's fast growing Interstate Transportation segment and adds significant demand-side market-centric pipelines to ETP's asset portfolio Significantly increases fee-based revenue and long-term contracts supported by high credit quality customers This transaction has been approved by Conflicts Committees of ETE and ETP There are no financing contingencies No ETP unitholder vote is required ETP expects to fund the drop-down transaction with financings that are consistent with its commitment to maintaining investment grade credit metrics The $1.9 billion of proceeds will be used to repay a substantial portion of the acquisition financing incurred by ETE to fund the cash consideration to be paid to SUG shareholders Transaction will be structured to defer any gain realization for ETE or SUG Overview of Citrus Transaction

Illustrative Transaction Timeline June 2011 Initial transaction announced Began drafting proxy statement / prospectus Began regulatory approval process File proxy statement / prospectus SUG shareholder meeting ~9 months from initial announcement to closing due to regulatory approvals Integration plan will be put in place immediately resulting in one functional organization at closing Have already made HSR and Missouri regulatory filings Already filed for regulatory approval - Missouri - HSR Q1 2012: Complete merger and Citrus drop- down FERC filing remains to be made

ETE Relative Performance ETE Distribution Growth Relative ETE - Total Return 112% 229% 48% Source: FactSet Research Systems. Since January 2009, ETE unitholders have experienced total returns of 229% (1) Based on annualized quarterly distribution announced on 6/30/2011 of $0.625 per unit. (1)

Florida Gas Transmission Panhandle Eastern Pipeline Trunkline Gas Sea Robin Pipeline Southern Union Gas Services Missouri Gas Energy New England Gas Company Storage Trunkline LNG Southern Union assets ETP natural gas pipelines Lone Star pipeline RGNC pipelines RGNC gathering system Lone Star fractionation/processing facility Lone Star storage facility RGNC treating/processing facility Gas hub Processing Storage Treating ETE-controlled assets Gas basins Combined Asset Footprint Note: Excludes PEI Power. Note: Figures include only proportional share of partially owned assets. (1) Includes ETP, RGNC and Lone Star JV. (2) Based on most recent publicly available data.